UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report:  May 6, 2021

(Date of earliest event reported)

Timberline Resources Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 001-34055

_____________________________________

Delaware	82-0291227
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

101 East Lakeside Avenue

Coeur d’Alene, Idaho 83814

(Address of principal executive offices, including zip code)

(208) 664-4859

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	TLRS TBR	OTCQB TSX-V

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers: Compensatory Arrangements of Certain Officers.

On May 4, 2021 pursuant to the Company’s bylaws, the Company’s Board of Directors appointed Ms. Pamela Saxton as a director of the Company, effective May 6, 2021. Ms. Saxton is an accredited accountant and recognized finance leader with more than 35 years of domestic and international experience in the mining, software, and oil and gas industries. She served as executive vice president and chief financial officer (CFO) of Thompson Creek Metals Company, Inc. from 2008 to 2016, acted as vice president of finance and chief accounting officer for J.D. Edwards & Company, and has held vice president, controller, CFO, and director positions at companies such as: Amax Gold, Cyprus Amax Minerals, NewWest Gold, Franco-Nevada, and Pershing Gold. She is also currently a director of Aquila Resources Inc. and Bunker Hill Mining.

Ms. Saxton is not related by blood or marriage to any of the Company’s directors or executive officers or any persons nominated by the Company to become directors or executive officers.

To the Company’s knowledge, there is no arrangement or understanding between any of its officers and directors and Ms. Saxton pursuant to which she was selected to serve as director.

In association with this appointment and in annual consideration of its incentive compensation plan, the Timberline board granted 2,785,000 stock options to directors, officers, and consultants of the Company, including 200,000 stock options to Ms. Saxton in relation to her appointment. The options were granted in accordance with the Company’s stock option plan, are valid for five years and have a strike price of $0.25 per share, a premium to the closing price of the shares on May 5, 2021.

SECTION 7 – REGULATION FD

Item 7.01 Regulation FD Disclosure.

On May 6, 2021, the Company issued a press release entitled “Timberline welcomes Ms. Pamela L. Saxton to Board of Directors”.

A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release attached hereto is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.  The information set forth in Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No. Description

99.1Press Release of Timberline Resources Corporation dated May 6, 2021*

*The foregoing exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIMBERLINE RESOURCES CORPORATION
Date: May 7, 2021	By:	/s/ Ted R. Sharp
Ted R. Sharp Chief Financial Officer